02:29:19 PM                                             EXHIBIT 99. 2


                       MBNA MASTER CREDIT CARD TRUST 92-1

                           KEY PERFORMANCE FACTORS
                                       May, 1996



        Scheduled Maturity                                       12/15/97


        Coupon                                                      7.25%


        Excess Protection Level
          3 Month Average                                           5.09%
        May, 1996                                                   4.77%
        April, 1996                                                 4.30%
        March, 1996                                                 6.20%


        Cash Yield                                                 18.29%


        Investor Charge Offs                                        3.77%


        Base Rate                                                   9.75%


        Over 35 Day Delinquency                                     4.20%


        Seller's Interest                                          23.34%


        Total Payment Rate                                         10.68%


        Total Principal Balance                         $9,435,602,210.51


        Investor Participation Amount                     $500,000,000.00


        Seller Participation Amount                     $2,202,268,877.16